SCHEDULE 14A
                                            (RULE 14A-101)

                                INFORMATION REQUIRED IN PROXY STATEMENT

                                       SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                                EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting  Material  Pursuant  to  Section   240.14a-11(c)  or  Section
240.14a-12

                                  THE PAKISTAN INVESTMENT FUND, INC.
                                       ------------------------
                          (Names of Registrant as Specified in Its Charters)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)   Title of each class of securities to which transaction applies:
    ____________________________________________________________________________

    (2)   Aggregate number of securities to which transaction applies:
    ____________________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    ____________________________________________________________________________

    (4)   Proposed maximum aggregate value of transaction:
    ____________________________________________________________________________

    (5)   Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

    (1)   Amount Previously Paid:
    _________________________________________________

    (2)   Form, Schedule or Registration Statement No.:
    _________________________________________________

    (3)   Filing Party:
    _________________________________________________

    (4)   Date Filed:
    _________________________________________________

Preliminary Copy

                      THE PAKISTAN INVESTMENT FUND, INC.
                   C/O MORGAN STANLEY ASSET MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10020


                             --------------------
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             --------------------




To Our Stockholders:

      Notice is hereby given that the Annual Meeting of Stockholders of The Pakistan Investment Fund, Inc. (the "Fund") will be held on Wednesday, April
30,  1997,  at  [                   ]  (New  York  time),  in  Conference  Room
[        ] at 1221 Avenue of the Americas,  22nd  Floor,  New  York,  New  York
10020, for the following purposes:

      1.    To elect two Class II Directors for a term of three years.

      2. To ratify or reject the selection by the Board of Directors of Price Waterhouse LLP as independent accountants of the Fund for the fiscal year ending December 31, 1997.

      3. To approve or disapprove an Investment Advisory and Management Agreement between the Fund and Morgan Stanley Asset Management Inc.

      4. To approve or disapprove an Investment Advisory Agreement between the Fund, Morgan Stanley Asset Management Inc. and International Asset Management Company Limited.

      5. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

      Only stockholders of record at the close of business on March 24, 1997 are entitled to notice of, and to vote at, this Meeting or any adjournment thereof.


                              VALERIE Y. LEWIS
                              SECRETARY


Dated: March [        ], 1997

      IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

Preliminary Copy

                      THE PAKISTAN INVESTMENT FUND, INC.
                   C/O MORGAN STANLEY ASSET MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10020


                             --------------------

                                PROXY STATEMENT

                             --------------------


      This statement is furnished by the Board of Directors of The Pakistan Investment Fund, Inc. (the "Fund") in connection with the solicitation of Proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be
held on Wednesday, April 30, 1997, at [                   ] (New York time), in
Conference Room [        ] at the principal executive  office of Morgan Stanley
Asset Management Inc. (hereinafter "MSAM" or the "Manager"), 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about [March 27, 1997].

      The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. At the Meeting, the Fund's stockholders will consider, among other matters, a New Management Agreement and New Sub-Advisory Agreement (each defined below) (collectively, the "New Advisory Agreements") to take effect following the consummation of the transactions contemplated by an Agreement and Plan of Merger, dated as of February 4, 1997 (the "Merger Agreement"), between Dean Witter, Discover & Co. ("Dean Witter Discover") and Morgan Stanley Group Inc. ("MS Group"), the direct parent of the Manager and an indirect parent of International Asset Management Company Limited, the Fund's sub-adviser in Pakistan (the "Pakistan Adviser"). Pursuant to the Merger Agreement, the Fund's Manager will become a direct subsidiary of the merged company and the Pakistan Adviser will become an indirect subsidiary of such merged company, which will be called Morgan
Stanley, Dean Witter, Discover & Co. The Fund's New Advisory Agreements are identical to the current forms of those agreements (collectively, the "Current Advisory Agreements"), except for the dates of execution, effectiveness and termination.

      If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting. If no instructions are specified, shares will be voted FOR the election of the nominees for Directors, FOR ratification of Price Waterhouse LLP as independent accountants of the Fund for the fiscal year ending December 31, 1997, FOR the approval of the New Management Agreement and FOR the approval of the New Sub-Advisory Agreement. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting at the Meeting.

      The Board has fixed the close of business on March 24, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. On that date, the Fund had
[        ]  shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting.

      The expense of solicitation will be borne by the Fund and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation materials to beneficial owners. The solicitation of Proxies will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of the Manager. The solicitation of Proxies is also expected to include communications by employees of Shareholder Communications Corporation, a proxy solicitation firm expected to be engaged by the Fund at a cost not expected to exceed $5,000 plus expenses. The Manager has agreed to reimburse the Fund for all incremental expenses incurred by the Fund that would not have been incurred if the New Advisory Agreements was not submitted to stockholders of the Fund for their approval.

      THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1996, TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE IN WRITING TO THE PAKISTAN INVESTMENT FUND, INC., C/O CHASE GLOBAL FUNDS SERVICES COMPANY, P.O. BOX 2798, BOSTON, MASSACHUSETTS 02208-2798, OR BY CALLING 1-800-221-6726.

      Chase Global Funds Services Company is an affiliate of the Fund's administrator, The Chase Manhattan Bank ("Chase Bank"), and provides administrative services to the Fund. The business address of Chase Bank and Chase Global Funds Services Company is 73 Tremont Street, Boston, Massachusetts 02108.

      THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF EACH OF THE MATTERS MENTIONED IN ITEMS 1, 2, 3 AND 4 OF THE NOTICE OF ANNUAL MEETING.


                             ELECTION OF DIRECTORS
                               (PROPOSAL NO. 1)

      At the Meeting, two Directors will be elected to hold office for a term of three years and until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying form of Proxy to vote, on behalf of the stockholders, for the election of John W. Croghan and Graham E. Jones as Class II Directors.

      On or about the same date as the Meeting, each of the other closed-end, U.S. registered investment companies advised by MSAM (except Morgan Stanley India Investment Fund, Inc.) also is holding a meeting of stockholders at which, among other things, such stockholders are considering a proposal to elect as directors of such other investment companies the same people nominated to be Directors of the Fund. Accordingly, if elected, all of the nominees for Directors of the Fund also will act as directors of The Brazilian Investment Fund, Inc., The Latin American Discovery Fund, Inc., The Malaysia Fund, Inc., Morgan Stanley Africa Investment Fund, Inc., Morgan Stanley Asia-Pacific Fund, Inc., Morgan Stanley Emerging Markets Debt Fund, Inc., Morgan Stanley Emerging Markets Fund, Inc., Morgan Stanley Global Opportunity Bond Fund, Inc., The Morgan Stanley High Yield Fund, Inc., Morgan Stanley Russia & New Europe Fund, Inc., The Thai Fund, Inc. and The Turkish Investment Fund, Inc. (collectively, with the Fund, the "MSAM closed-end funds"). The Board believes that this arrangement enhances the ability of the Directors to deal expeditiously with administrative matters common to the MSAM closed-end funds, such as evaluating the performance of common service providers, including MSAM and the administrators, transfer agents, custodians and accountants of the MSAM closed-end funds.

      Pursuant to the Fund's By-laws, the terms of office of the Directors are staggered. The Board of Directors is divided into three classes, designated Class I, Class II and Class III, with each class having a term of three years. Each year the term of one class expires. Class I currently consists of Peter J. Chase, David B. Gill and Warren J. Olsen. Class II currently consists of John
W. Croghan and Graham E. Jones. Class III currently consists of Barton M. Biggs, John A. Levin and William G. Morton, Jr. Only the Directors in Class II are being considered for election at this Meeting.

      Pursuant to the Fund's By-Laws, each Director holds office until (i) the expiration of his term and until his successor has been elected and qualified,
(ii) his death, (iii) his resignation, (iv) December 31 of the year in which he reaches seventy-three years of age, or (v) his removal as provided by statute or the Articles of Incorporation.

      The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit Committee are currently John W. Croghan, John A. Levin and William G. Morton, Jr., none of whom is an "interested person," as defined under the Investment Company Act of 1940, as amended (the "1940 Act"). The Chairman of the Audit Committee is Mr. Levin. After the Meeting, the Audit Committee will continue to consist of Directors of the Fund who are not "interested persons." The Audit Committee met twice during the fiscal year ended December 31, 1996. The Board of Directors does not have nominating or compensation committees or other committees performing similar functions.

      There were four meetings of the Board of Directors held during the fiscal year ended December 31, 1996. For the fiscal year ended December 31, 1996, each current Director, during his tenure, attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served, except Mr. Biggs.

      Each of the nominees for Director has consented to be named in this Proxy Statement and to serve as a director of the Fund if elected. The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a director, but if that should occur before the Meeting, Proxies will be voted for such persons as the Board of Directors may recommend.

      Certain information regarding the Directors and officers of the Fund is set forth below:

                                                                                     COMMON
                                                                                     STOCK            SHARE
                                                                                  BENEFICIALLY    EQUIVALENTS
                             POSITION                                             OWNED AS OF     OWNED UNDER
                             WITH THE        PRINCIPAL OCCUPATIONS AND            FEBRUARY 28,    DEFERRED FEE
NAME AND ADDRESS               FUND              OTHER AFFILIATIONS         AGE   1997**          ARRANGEMENTS<DAGGER> PERCENTAGE
----------------             --------        -------------------------      ---   ------------    -------------------- ----------
Barton M. Biggs*            Director and    Chairman,     Director    and   64      10,000                  -              ***
1221 Avenue of the Americas Chairman of the Managing  Director  of Morgan
New York, New York 10020    Board since     Stanley Asset Management Inc.
                            1995            and  Chairman and Director of
                                            Morgan      Stanley     Asset
                                            Management Limited;  Managing
                                            Director of Morgan Stanley  &
                                            Co. Incorporated; Director of
                                            Morgan  Stanley  Group  Inc.;
                                            Member   of   the  Investment
                                            Advisory   Council   of   The
                                            Thailand  Fund;  Director  of
                                            the  Rand  McNally   Company;
                                            Member     of     the    Yale
                                            Development  Board;  Director
                                            and Chairman of  the Board of
                                            seventeen   U.S.   registered
                                            investment companies  managed
                                            by   Morgan   Stanley   Asset
                                            Management Inc.

Peter J. Chase              Director        Chairman  and Chief Financial    64       500                   0              ***
1441 Paseo De Peralta       since 1995      Officer,       High      Mesa
Santa Fe, New Mexico 87501                  Technologies,  LLC;  Chairman
                                            of  CGL,  Inc.;  Director  of
                                            thirteen    U.S.   registered
                                            investment companies  managed
                                            by   Morgan   Stanley   Asset
                                            Management,  Inc.; Member  of
                                            the    Investment    Advisory
                                            Council of The Thailand Fund.

John W. Croghan             Nominee;        Chairman  of  Lincoln Capital    66      1,000                987.2825         ***
200 South Wacker Drive      Director        Management  Company; Director
Chicago, Illinois 60606     since 1995      of St. Paul Bancorp, Inc. and
                                            Lindsay   Manufacturing  Co.;
                                            Director  of   thirteen  U.S.
                                            registered         investment
                                            companies  managed by  Morgan
                                            Stanley   Asset    Management
                                            Inc.; Previously Director  of
                                            Blockbuster     Entertainment
                                            Corporation.

                                                    3

                                                                                     STOCK            SHARE
                                                                                  BENEFICIALLY    EQUIVALENTS
                             POSITION                                             OWNED AS OF     OWNED UNDER
                             WITH THE        PRINCIPAL OCCUPATIONS AND            FEBRUARY 28,    DEFERRED FEE
NAME AND ADDRESS               FUND              OTHER AFFILIATIONS         AGE   1997**          ARRANGEMENTS<DAGGER> PERCENTAGE
----------------             --------        -------------------------      ---   ------------    -------------------- ----------

David B. Gill               Director        Director   of  thirteen  U.S.    70        500              679.1887           ***
26210 Ingleton Circle       since 1995      registered         investment
Easton, Maryland 21601                      companies  managed  by Morgan
                                            Stanley    Asset   Management
                                            Inc.;   Director    of    the
                                            Mauritius    Fund    Limited;
                                            Director of Moneda Chile Fund
                                            Limited;   Director   of  NIS
                                            Regional  Fund SIAC; Director
                                            of    Commonwealth     Africa
                                            Investment  Fund Ltd.; Member
                                            of  the  Investment  Advisory
                                            Council of The Thailand Fund;
                                            Chairman  of   the   Advisory
                                            Board    of    Advent   Latin
                                            American Private Equity Fund;
                                            Chairman   and  Director   of
                                            Norinvest Bank;  Director  of
                                            Surinvest       International
                                            Limited; Director of National
                                            Registry Company;  Previously
                                            Director  of Capital  Markets
                                            Department       of       the
                                            International         Finance
                                            Corporation;         Trustee,
                                            Batterymarch          Finance
                                            Management;    Chairman   and
                                            Director  of Equity  Fund  of
                                            Latin America  S.A.; Director
                                            of Commonwealth  Equity  Fund
                                            Limited;   and   Director  of
                                            Global Securities, Inc.

Graham E. Jones             Nominee;        Senior  Vice President of BGK    64        500                  0              ***
330 Garfield Street         Director        Properties;  Trustee  of nine
Suite 200                   since 1994      investment  companies managed
Santa Fe, New Mexico 87501                  by   Weiss,   Peck  &  Greer,
                                            Trustee of eleven  investment
                                            companies  managed by  Morgan
                                            Grenfell  Capital  Management
                                            Incorporated;   Director   of
                                            thirteen    U.S.   registered
                                            investment companies  managed
                                            by   Morgan   Stanley   Asset
                                            Management  Inc.;  Member  of
                                            the    Investment    Advisory
                                            Council of The Thailand Fund;
                                            Previously   Chief  Financial
                                            Officer      of      Practice
                                            Management Systems, Inc.

John A. Levin               Director        President  of John A. Levin &    58      4,000               1,652.5541        ***
One Rockefeller Plaza       since 1993      Co.,    Inc.;   Director   of
New York, New York 10020                    fourteen    U.S.   registered
                                            investment companies  managed
                                            by   Morgan   Stanley   Asset
                                            Management Inc.

William G. Morton, Jr.      Director        Chairman  and Chief Executive    60        599                     0           ***
1 Boston Place              since 1995      Officer   of   Boston   Stock
Boston, Massachusetts 02108                 Exchange;  Director  of Tandy
                                            Corporation;   Director    of
                                            thirteen    U.S.   registered
                                            investment companies  managed
                                            by   Morgan   Stanley   Asset
                                            Management Inc.

                                                    4

                                                                                     STOCK            SHARE
                                                                                  BENEFICIALLY    EQUIVALENTS
                             POSITION                                             OWNED AS OF     OWNED UNDER
                             WITH THE        PRINCIPAL OCCUPATIONS AND            FEBRUARY 28,    DEFERRED FEE
NAME AND ADDRESS               FUND              OTHER AFFILIATIONS         AGE   1997**          ARRANGEMENTS<DAGGER> PERCENTAGE
----------------             --------        -------------------------      ---   ------------    -------------------- ----------

Warren J. Olsen*            Director        Principal of Morgan Stanley &    40        501                  -              ***
1221 Avenue of the Americas and President   Co.  Incorporated  and Morgan
New York, New York 10020    since 1993      Stanley    Asset   Management
                                            Inc.; Director  and President
                                            of seventeen U.S.  registered
                                            investment companies  managed
                                            by   Morgan   Stanley   Asset
                                            Management Inc.

James W. Grisham*           Vice            Principal of Morgan Stanley &    55        100                  -              ***
1221 Avenue of the Americas President since Co.  Incorporated  and Morgan
New York, New York 10020    1993            Stanley    Asset   Management
                                            Inc.;  Officer   of   various
                                            investment  companies managed
                                            by   Morgan   Stanley   Asset
                                            Management Inc.

Michael F. Klein*           Vice President  Principal of Morgan Stanley &    37          0                  -              ***
1221 Avenue of the Americas since 1996      Co.  Incorporated  and Morgan
New York, New York 10020                    Stanley Asset Management Inc.
                                            and    previously    a   Vice
                                            President thereof; Officer of
                                            various  investment companies
                                            managed  by   Morgan  Stanley
                                            Asset    Management     Inc.;
                                            Previously practiced law with
                                            the  New  York  law  firm  of
                                            Rogers & Wells.

Harold J. Schaaff, Jr.*     Vice            Principal of Morgan Stanley &    36        702                  -              ***
1221 Avenue of the Americas President since Co.  Incorporated  and Morgan
New York, New York 10020    1993            Stanley    Asset   Management
                                            Inc.;  General   Counsel  and
                                            Secretary  of Morgan  Stanley
                                            Asset    Management     Inc.;
                                            Officer of various investment
                                            companies  managed  by Morgan
                                            Stanley Asset Management Inc.

Joseph P. Stadler*          Vice            Vice   President   of  Morgan    42          0                  -              ***
1221 Avenue of the Americas President since Stanley  &  Co.  Incorporated
New York, New York 10020    1993            and   Morgan   Stanley  Asset
                                            Management Inc.;  Officer  of
                                            various  investment companies
                                            managed  by   Morgan  Stanley
                                            Asset    Management     Inc.;
                                            Previously     with     Price
                                            Waterhouse LLP.

Valerie Y. Lewis*           Secretary since Vice   President   of  Morgan    41          0                  -              ***
1221 Avenue of the Americas 1993            Stanley  &  Co.  Incorporated
New York, New York 10020                    and   Morgan   Stanley  Asset
                                            Management Inc.;  Officer  of
                                            various  investment companies
                                            managed  by   Morgan  Stanley
                                            Asset    Management     Inc.;
                                            Previously with Citicorp.

                                                    5

                                                                                     STOCK            SHARE
                                                                                  BENEFICIALLY    EQUIVALENTS
                             POSITION                                             OWNED AS OF     OWNED UNDER
                             WITH THE        PRINCIPAL OCCUPATIONS AND            FEBRUARY 28,    DEFERRED FEE
NAME AND ADDRESS               FUND              OTHER AFFILIATIONS         AGE   1997**          ARRANGEMENTS<DAGGER> PERCENTAGE
----------------             --------        -------------------------      ---   ------------    -------------------- ----------

James M. Rooney             Treasurer since Assistant  Vice President and    38          0                  -              ***
73 Tremont Street           1994            Manager        of        Fund
Boston, Massachusetts 02108                 Administration,  Chase Global
                                            Funds    Services    Company;
                                            Officer of various investment
                                            companies  managed  by Morgan
                                            Stanley    Asset   Management
                                            Inc.;  Previously   Assistant
                                            Vice President and Manager of
                                            Fund  Compliance and Control,
                                            Scudder  Stevens & Clark Inc.
                                            and Audit  Manager,  Ernst  &
                                            Young LLP.

Belinda Brady               Assistant       Manager, Fund Administration,    28          0                  -              ***
73 Tremont Street           Treasurer since Chase  Global  Funds Services
Boston, Massachusetts 02108 1996            Company;  Officer  of various
                                            investment companies  managed
                                            by   Morgan   Stanley   Asset
                                            Management  Inc.;  Previously
                                            with Price Waterhouse LLP.

All Directors and Officers as a Group                                               18,402            3,319.0253           ***
--------------------
  * "Interested  person" within the meaning of the 1940 Act.  Mr. Biggs is chairman, director and managing director of the Manager, and Messrs. Olsen, Grisham, Klein, Schaaff and Stadler and Ms. Lewis are officers of the Manager.
 ** This information has been furnished by each nominee and officer.
*** Less than 1%.
<dagger>  Indicates  share  equivalents  owned by the Directors and held in cash accounts by the Fund on behalf of the Directors in connection with the deferred fee arrangements described below.


      Each officer of the Fund will hold such office until a successor has been duly elected and qualified.

      The Fund pays each of its Directors who is not a director, officer or employee of MSAM or its affiliates, in addition to certain out-of-pocket expenses, an annual fee of $4,000. Each of the members of the Fund's Audit Committee, which will consist of the Fund's Directors who are not "interested persons" of the Fund as defined in the 1940 Act, will receive an additional fee of $750 for serving on such committee. Aggregate fees and expenses paid or payable to the Board of Directors for the fiscal year ended December 31, 1996 were approximately $40,000.

      Each of the Directors who is not an "affiliated person" of MSAM within the meaning of the 1940 Act may enter into a deferred fee arrangement (the "Fee Arrangement") with the Fund, pursuant to which such Director may defer to a later date the receipt of his Director's fees. The deferred fees owed by the Fund are credited to a bookkeeping account maintained by the Fund on behalf of such Director and accrue income from and after the date of credit in an amount equal to the amount that would have been earned had such fees (and all income earned thereon) been invested and reinvested either (i) in shares of the Fund or (ii) at a rate equal to the prevailing rate applicable to 90-day United States Treasury Bills at the beginning of each calendar quarter for which this rate is in effect, whichever method is elected by the Director.

      Under the Fee Arrangement, deferred Director's fees (including the return accrued thereon) will become payable in cash upon such Director's resignation from the Board of Directors in generally equal annual installments over a period of five years (unless the Fund has agreed to a longer or shorter payment period) beginning on the first day of the year following the year in which such Director's resignation occurred. In the event of a Director's death, remaining amounts payable to him under the Fee Arrangement will thereafter be payable to his designated beneficiary; in all other events, a Director's right to receive payments is non-transferable. Under the Fee Arrangement, the Board of Directors of the Fund, in its sole discretion, has reserved the right, at the request of a Director or otherwise, to accelerate or extend the payment of amounts in the deferred fee account at any time after the termination of such Director's service as a director. In addition, in the event of liquidation, dissolution or winding up of the Fund or the distribution of all or substantially all of the Fund's assets and property to its stockholders (other than in connection with a reorganization or merger into another fund advised by
MSAM), all unpaid amounts in the deferred fee account maintained by the Fund will be paid in a lump sum to the Directors participating in the Fee Arrangement on the effective date thereof.

      Currently, Messrs. Croghan, Jones and Levin are the only Directors who have entered into the Fee Arrangement with the Fund.

      Set forth below is a table showing the aggregate compensation paid by the Fund to each of its Directors, as well as the total compensation paid to each Director of the Fund by the Fund and by other U.S. registered investment companies advised by MSAM or its affiliates, (collectively, the "Fund Complex") for their services as Directors of such investment companies for the fiscal year ended December 31, 1996.

                                                                PENSION OR                                     NUMBER OF
                                                                RETIREMENT          TOTAL COMPENSATION         FUNDS IN
                                          AGGREGATE          BENEFITS ACCRUED          FROM FUND AND         FUND COMPLEX
                                         COMPENSATION         AS PART OF THE         FUND COMPLEX PAID         FOR WHICH
      NAME OF DIRECTORS                FROM FUND(2)(3)       FUND'S EXPENSES        TO DIRECTORS(2)(4)    DIRECTOR SERVES(5)
------------------------------        -----------------      ----------------       ------------------    ------------------
Barton M. Biggs(1)                         $      0                 None                 $       0                     17
Peter J. Chase                                4,000                 None                    57,691                     13
John W. Croghan                               4,750                 None                    73,925                     13
David B. Gill                                 4,000                 None                    59,910                     13
Graham E. Jones                               4,000                 None                    60,546                     13
John A. Levin                                 4,750                 None                    77,539                     14
William G. Morton, Jr.                        4,750                 None                    67,893                     13
Warren J. Olsen(1)                                0                 None                         0                     17
J. Antonio Quila(1)(6)                            0                 None                         0                      1
Altaf M. Saleem(1)(6)                             0                 None                         0                      1
Frederick B. Whittemore(1)(6)                     0                 None                         0                     16
--------------------
(1) "Interested persons" of the Fund within the meaning of the 1940 Act.
(2)  The  amounts reflected in this table include amounts payable by the Fund and the Fund Complex for services rendered during the fiscal  year  ended December 31, 1996, regardless of whether such amounts were actually received by the Directors during such fiscal year.
(3)  Mr.  Croghan  earned  $4,750,  Mr.  Gill earned $4,000 and Mr. Levin earned $4,750 in deferred compensation from the Fund, pursuant to the deferred fee arrangements  described  above,  including  any  capital gains or losses or interest associated therewith,  during  the  fiscal  year  ended December 31, 1996. Such amounts are included  in  these  Directors'  respective aggregate compensation from the Fund reported in this table.
(4) Mr. Croghan earned $72,671, Mr. Gill earned  $21,027,  Mr.  Jones  earned  $21,605 and Mr. Levin earned $70,597 in deferred compensation from the Fund and the Fund Complex, pursuant to the deferred fee  arrangements  described  above, including any capital gains or losses or interest associated therewith, during the fiscal year ended December 31, 1996.  Such  amounts are included in these Directors' respective compensations from the Fund and the Fund Complex reported in this table.
(5) Indicates the total number of boards of directors of investment companies in the Fund Complex, including the Fund, on which the Director served at any time during the fiscal year ended December 31, 1996.
(6) Messrs. Quila, Saleem and Whittemore resigned as Directors of the Fund effective March [ ], 1997.

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the New York Stock Exchange, Inc. [The Fund believes that its officers and Directors complied with all applicable filing requirements for the fiscal year ended December 31, 1996.]

      The election of Messrs. Croghan and Jones requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. Under the Fund's By-laws, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

      THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE TWO NOMINEES AS DIRECTORS.


                     SELECTION OF INDEPENDENT ACCOUNTANTS
                               (PROPOSAL NO. 2)

      The Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund as defined in the 1940 Act, has selected Price Waterhouse LLP as independent accountants for the Fund for the fiscal year ending December 31, 1997. The ratification of the selection of independent accountants is to be voted on at the Meeting, and it is intended that the persons named in the accompanying Proxy will vote for Price Waterhouse LLP. Price Waterhouse LLP acts as the independent accountants for certain of the other investment companies advised by MSAM. Although it is not expected that a representative of Price Waterhouse LLP will attend the Meeting, a representative will be available by telephone to respond to stockholder questions, if any.

      The Board's policy regarding engaging independent accountants' services is that management may engage the Fund's principal independent accountants to perform any services normally provided by independent accounting firms, provided that such services meet any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission. In accordance with this policy, the Audit Committee reviews and approves all services provided by the independent accountants prior to their being rendered. The Board of Directors also receives a report from its Audit Committee relating to all services that have been performed by the Fund's independent accountants.

      The ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

      THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.


                      APPROVAL OF NEW ADVISORY AGREEMENTS
                      (PROPOSAL NO. 3 AND PROPOSAL NO. 4)

THE MANAGER AND THE PAKISTAN ADVISER

      THE MANAGER. MSAM acts as investment manager for the Fund. The Manager has acted as investment manager for the Fund since the Fund commenced its investment operations.

      The Manager currently is a wholly-owned subsidiary of MS Group and is registered under the U.S. Investment Advisers Act of 1940, as amended. The Manager provides portfolio management and named fiduciary services to various closed-end and open-end investment companies, taxable and nontaxable institutions, international organizations and individuals investing in United States and international equities and fixed income securities. At December 31, 1996, MSAM had, together with its affiliated investment management companies (which include Van Kampen American Capital, Inc. and Miller Anderson & Sherrerd, LLP), assets under management (including assets under fiduciary advisory control) totaling approximately $162.0 billion.

      As an investment adviser, MSAM emphasizes a global investment strategy and benefits from research coverage of a broad spectrum of investment opportunities worldwide. MSAM draws upon the capabilities of its asset management specialists located in its various offices throughout the world. It also draws upon the research capabilities of MS Group and its other affiliates, as well as the research and investment ideas of other companies whose brokerage services MSAM utilizes.

      The address of the Manager is 1221 Avenue of the Americas, New York, New York 10020. The principal address of MS Group is 1585 Broadway, New York, New York 10036.

      Certain information regarding the directors and the principal executive officers of the Manager is set forth below.

                                                                           PRINCIPAL OCCUPATION AND
NAME AND ADDRESS                  POSITION WITH MSAM                           OTHER INFORMATION
----------------                  ------------------                    -------------------------------------------
Barton M. Biggs*                  Chairman, Director and Managing       Chairman  and  Director  of  Morgan Stanley
                                  Director                              Asset Management Limited; Managing Director
                                                                        of   Morgan  Stanley  &  Co.  Incorporated;
                                                                        Director of Morgan Stanley Group Inc.
Peter A. Nadosy*                  Vice Chairman, Director and Managing  Managing  Director  of Morgan Stanley & Co.
                                  Director                              Incorporated; Director  of  Morgan  Stanley
                                                                        Asset Management Limited
James M. Allwin*                  President, Director and Managing      Managing  Director  of Morgan Stanley & Co.
                                  Director                              Incorporated; President  of  Morgan Stanley
                                                                        Realty Inc.
Gordon S. Gray*                   Director and Managing Director        Managing  Director  of Morgan Stanley & Co.
                                                                        Incorporated; Director  of  Morgan  Stanley
                                                                        Asset Management Limited
Dennis G. Sherva*                 Director and Managing Director        Managing  Director  of Morgan Stanley & Co.
                                                                        Incorporated
--------------------
* Business Address:  1221 Avenue of the Americas, New York, New York 10020

      THE   PAKISTAN  ADVISER.   The  Fund  also  employs  International  Asset
Management Company Limited as its sub-adviser in Pakistan.

      The Pakistan Adviser, a corporation formed on June 17, 1992 under the laws of Pakistan, has acted as the Fund's investment adviser with respect to the Fund's investments in Pakistan since the Fund commenced its investment operations. The stockholders of the Pakistan Adviser are the Manager, National Development Finance Corporation, Crescent Business Management (Pvt.) Ltd., Asian Development Bank and Crescent Investment Bank Limited. National Development Finance Corporation is wholly owned by the Government of Pakistan. Crescent Business Management (Pvt.) Ltd. is a wholly owned subsidiary of Shakarganj Mills Ltd. Asian Development Bank is owned by the countries which have contributed capital to it, including Japan, the United States, the Peoples Republic of China, India, Indonesia, Canada, the Republic of Korea and Australia. The Pakistan Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Pakistan Adviser is also registered with the Pakistani Corporate Law Authority as an investment adviser under the Pakistan Investment Companies and Investment Advisers Rules, 1971. At December 31, 1996, the Pakistan Adviser was investment adviser to only one U.S. registered investment company, the Fund.

      The Manager owns approximately 37% of the outstanding shares of the Pakistan Adviser and is the Pakistan Adviser's largest shareholder. The address of the Pakistan Adviser is Nacon House, Fifth Floor, Maulana Deen Mohammad Wafai Road, Karachi, Pakistan.

      Certain information regarding the directors and principal executive officers of the Pakistan Adviser is set forth below.

                                               POSITION WITH                        PRINCIPAL OCCUPATION AND
NAME AND ADDRESS                              PAKISTAN ADVISER                         OTHER INFORMATION
----------------                              ----------------              ----------------------------------------
Altaf M. Saleem                               Chairman                      Chief   Executive  of  Shakarganj  Mills
c/o Shakarganj Mill Limited                                                 Limited
Management House
Toba Road
Jhang, Pakistan

Marianne L. Hay                               Chief Executive Officer       Managing   Director  of  Morgan  Stanley
Morgan Stanley Asset Management Inc.                                        Asset Management  Inc., and Principal of
1221 Avenue of the Americas                                                 Morgan Stanley & Co. Incorporated
New York, New York 10020

Mehmood Ahmed                                 Director                      Senior   Vice  President   of   Crescent
c/o Crescent Investment Bank Ltd.                                           Investment Bank Limited
45 Shahrah-i-Quaid-e-Azam
Lahore, Pakistan

Nessar Ahmed                                  Director                      President  of  Crescent  Investment Bank
c/o Crescent Investment Bank Ltd.                                           Limited
Sidco Avenue Centre
Karachi, Pakistan
Shahid Hassan                                 Director                      Executive  Vice  President  of  National
c/o National Development Finance                                            Development     Finance     Corporation,
      Corporation                                                           Pakistan
Finance and Trade Centre
Shahrah-i-Faisal
Karachi, Pakistan

G.M.Z. Kahn                                   Director                      Senior   Investment   Officer  of  Asian
House No.6                                                                  Development  Bank  PRM, Pakistan  Senior
Street No.90, G-6/3                                                         Control  Officer  of  Asian  Development
Islamabad, Pakistan                                                         Bank, ADB, Philippines

Warren J. Olsen                               Director                      Principal   of   Morgan   Stanley  Asset
Morgan Stanley Asset Management Inc.                                        Management  Inc.  and  Morgan  Stanley &
1221 Avenue of the Americas                                                 Co., Incorporated
New York, New York 10020

INFORMATION CONCERNING MORGAN STANLEY GROUP INC.

      MS Group and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), a registered broker-dealer and investment adviser, and Morgan Stanley & Co. International provide a wide range of financial services on a global basis. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring, real estate, project finance and other corporate finance advisory activities; merchant banking and other principal investment activities; stock brokerage and research services; asset management; the trading of foreign exchange and commodities as well as derivatives on a broad range or asset categories, rates and indices; real estate advice, financing and investing; and global custody, securities clearance services and securities lending.

INFORMATION CONCERNING DEAN WITTER, DISCOVER & CO.

      Dean Witter Discover is a diversified financial services company offering a broad range of nationally marketed credit and investment products with a primary focus on individual customers. Dean Witter Discover has two principal lines of business: credit services and securities. Its credit services business consists primarily of the issuance, marketing and servicing of general purpose credit cards and the provision of transaction processing services, private-label credit cards services and real estate secured loans. It is the largest single issuer of general purpose credit cards in the United States as measured by number of accounts and cardmembers and the third largest originator and servicer of credit card receivables, as measured by managed loans. Dean Witter Discover's securities business is conducted primarily through its wholly owned subsidiaries, Dean Witter Reynolds Inc. ("DWR") and Dean Witter InterCapital Inc. ("Intercapital"). DWR is a full-service securities firm offering a wide variety of securities products, with a particular focus on serving the investment needs of its individual clients through over 9,100 professional account executives located in 371 branch offices. DWR is among the largest NYSE members and is a member of other major securities, futures and options exchanges. Intercapital is a registered investment adviser that, along with its subsidiaries, services investment companies, individual accounts and institutional portfolios.

THE MERGER

      Pursuant to the Merger Agreement, MS Group will be merged (the "Merger") with and into Dean Witter Discover and the surviving corporation will be named Morgan Stanley, Dean Witter, Discover & Co. Following the Merger, the Manager will be a direct subsidiary, and the Pakistan Adviser will be an indirect subsidiary, of Morgan Stanley, Dean Witter, Discover & Co.

      Under the terms of the Merger Agreement, each of MS Group's common shares will be converted into the right to receive 1.65 shares of Morgan Stanley, Dean Witter, Discover & Co. common stock and each issued and outstanding share of Dean Witter Discover common stock will remain outstanding and will thereafter represent one share of Morgan Stanley, Dean Witter, Discover & Co. common stock. Following the Merger, MS Group's former shareholders will own approximately 45% and Dean Witter Discover's former shareholders will own approximately 55% of the outstanding shares of common stock of Morgan Stanley, Dean Witter, Discover & Co.

      The Merger is expected to be consummated in mid-1997 and is subject to certain closing conditions, including certain regulatory approvals and the approval of shareholders of both MS Group and Dean Witter Discover.

      The Board of Directors of Morgan Stanley, Dean Witter, Discovery & Co. will initially consist of fourteen members, two of whom will be MS Group insiders and two of whom will be Dean Witter Discover insiders. The remaining ten directors will be independent directors, with MS Group and Dean Witter Discover each nominating five of the ten. The Chairman and Chief Executive Officer of Morgan Stanley, Dean Witter, Discovery & Co. will be the current Chairman and Chief Executive Officer of Dean Witter Discover, Phillip Purcell. The President and Chief Operating Officer of Morgan Stanley, Dean Witter, Discover & Co. will be the current President of MS Group, John Mack.

      The Manager does not anticipate any reduction in the quality of services now provided to the Fund and does not expect that the Merger will result in any material changes in the business of the Manager or the Pakistan Adviser or in the manner in which the Manager and the Pakistan Adviser render services to the Fund. Nor does the Manager anticipate that the Merger or any ancillary transactions will have any adverse effect on the ability of the Manager or the Pakistan Adviser to fulfill their respective obligations under the New Advisory Agreements or to operate their businesses in a manner consistent with past business practice.

THE ADVISORY AGREEMENTS

      In anticipation of the Merger, a majority of the Directors of the Fund who are not parties to the New Advisory Agreements or interested persons of any such party ("Disinterested Directors") approved a new investment management and advisory agreement between the Fund and the Manager (the "New Management
Agreement") and a new investment advisory agreement between the Fund, the Manager and the Pakistan Adviser (the "New Sub-Advisory Agreement"). The form of each of the New Advisory Agreements is identical to the current form of each of those agreements, except for the dates of execution, effectiveness and termination. The holders of a majority of the outstanding voting securities (within the meaning of the 1940 Act) of the Fund are being asked to approve each of the New Advisory Agreements. See "The New Advisory Agreements" below.

      The following is a summary of the Current Advisory Agreements and the New
Advisory  Agreements.   The  description  of  the  New  Advisory  Agreements is
qualified by reference to Annex A.

      THE CURRENT ADVISORY AGREEMENTS. The Current Advisory Agreements, each dated as of December 16, 1993, were last approved by stockholders of the Fund at a meeting held on June 6, 1994.

      The Current Management Agreement, dated as of December 16, 1993 (the "Current Management Agreement"), provides that the Manager will supply investment research and portfolio management, including the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Manager also administers the business affairs of the Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as Directors and officers of the Fund if duly elected to such positions.

      The Current Management Agreement provides that the Manager shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Current Management Agreement relates except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

      Under the Current Management Agreement the Fund pays the Manager as compensation for the services rendered an annual fee equal to 1.00% of the Fund's average weekly net assets.

      The Manager's activities are subject to the review and supervision of the Board to which the Manager renders periodic reports with respect to the Fund's investment activities. The Current Management Agreement may be terminated by either party, at any time, without penalty, on 60 days' written notice, or upon such shorter notice as may be mutually agreed upon, and will automatically terminate in the event of its assignment.

      The net assets of the Fund as of February 28, 1997, as well as other U.S. registered investment companies advised by the Manager, and other U.S. registered investment companies for which the Manager acts as sub-adviser, the rates of compensation to the Manager, the aggregate amount of advisory fees paid by the Fund to the Manager and the aggregate amount of any other material payments by the Fund to the Manager is set forth at Annex B hereto.

      Under the Current Management Agreement, the Manager is permitted to provide investment advisory services to other clients, including clients who may invest in securities in which the Fund may invest.

      Pursuant to the Current Management Agreement, the Fund utilizes the services of the Pakistan Adviser under a Sub-Advisory Agreement, dated as of December 16, 1993 (the "Current Sub-Advisory Agreement").

      The Current Sub-Advisory Agreement provides that, under the supervision of the Fund's Board of Directors and MSAM, the Pakistan Adviser will provide to the Fund a variety of services, including furnishing the Fund and MSAM with factual information, research reports and investment recommendations regarding investments in Pakistan, including reports (written and oral), analyses, statistical information and advice concerning market trends, specific industries and securities to be purchased or sold by the Fund, assisting the

Fund in identifying regulatory and other governmental requirements applicable to the Fund in connection with the Fund's investment activities in Pakistan, assisting the Fund in monitoring the execution of transactions and the settlement and clearance of the Fund's securities transactions, and providing the Fund and MSAM with information regarding Pakistani corporate actions, repatriation and currency restrictions and such other matters as may be requested by the Fund or MSAM.

      Under the Current Sub-Advisory Agreement, the Fund pays the Pakistan Adviser a fee, computed weekly and payable monthly in Pakastani Rupees, at an annual rate of 0.30% of the Fund's average weekly net assets. The Current Sub-Advisory Agreement contains provisions regarding limitations of liability, indemnification and termination identical to those contained in the Current Management Agreement described above.

      Currently, the Fund is the only U.S. registered investment company to which the Pakistan Adviser provide advisory services. For the fiscal year ended December 31, 1996, the Pakistan Adviser received $222,000 in advisory fees from the Fund.

      THE NEW ADVISORY AGREEMENTS. The Board approved each of the New Advisory Agreements on March 13, 1997, the forms of which are attached as Annex A. The form of each of the proposed New Advisory Agreements is identical to each of the current forms of those agreements, except for the dates of execution, effectiveness and termination.

      The investment advisory fees as a percentage of net assets payable by the Fund to the Manager and the Pakistan Adviser will be the same under the New Advisory Agreements as under their respective Current Advisory Agreements. If the investment advisory fees under the New Advisory Agreements had been in effect for the Fund's most recently completed fiscal year, advisory fees paid to the Manager and the Pakistan Adviser by the Fund would have been identical to those paid under their respective Current Advisory Agreements.

      The Board of the Fund held a meeting on March 13, 1997, at which meeting the Directors, including the Disinterested Directors, unanimously approved each of the New Advisory Agreements for the Fund and recommended each of the Agreements for approval by the stockholders of the Fund. Each of the New
Advisory Agreements would take effect upon the later to occur of (i) the obtaining of stockholder approval or (ii) the closing of the Merger. Each of the New Advisory Agreements will continue in effect for an initial two year term and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

      In evaluating the New Advisory Agreements, the Board took into account that the terms of each of the Fund's Current Advisory Agreements and the corresponding New Advisory Agreements, including their terms relating to the services to be provided thereunder by the Manager and the Pakistan Adviser and the fees and expenses payable by the Fund, are identical, except for the dates of execution, effectiveness and termination. The Board also considered other possible benefits to the Manager and the Pakistan Adviser and Morgan Stanley, Dean Witter, Discover & Co. that may result from the Merger including the continued use of Morgan Stanley & Co. and Dean Witter Discover brokers and its affiliates, to the extent permitted by law, for brokerage services.

      The Board also examined the terms of the Merger Agreement and the possible effects of the Merger upon the Manager's organization and upon the ability of the Manager and the Pakistan Adviser to provide advisory services to the Fund. The Board also considered the skills and capabilities of the Manager and the Pakistan Adviser. In this regard, the Board was informed of the resources of Morgan Stanley, Dean Witter, Discover & Co. to be made available to the Manager and the Pakistan Adviser.

      The Board also weighed the effect on the Fund of the Manager and the Pakistan Adviser becoming an affiliated person of Morgan Stanley, Dean Witter, Discover & Co. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Fund to engage in certain transactions with Morgan Stanley, Dean Witter, Discover & Co. and its affiliates. For example, absent exemptive relief the Fund will be prohibited from purchasing securities from Morgan Stanley & Co. and DWR in transactions in which Morgan Stanley & Co. and/or DWR act as principal. Currently the Fund is prohibited from making such purchases in only those transactions which Morgan Stanley & Co. or an affiliate acts as principal. The Fund will also have to satisfy certain conditions in order to engage in securities transactions in which

Morgan Stanley & Co. or DWR is acting as an underwriter. The Fund is already required to satisfy such conditions when engaging in transactions in which Morgan Stanley & Co. or an affiliate is acting as an underwriter. In this connection, management of the Manager represented to the Board that they do not believe these prohibitions or conditions will have a material effect on the management or performance of the Fund.

      After  consideration  of  the  above factors and such other  factors  and information that the Board deemed relevant, the Directors, and the Disinterested Directors voting separately, unanimously approved the New Advisory Agreements and voted to recommend their approval to the stockholders of the Fund.

      In the event that stockholders of the Fund do not approve one or both of the New Advisory Agreements, the current Advisory Agreement or Agreements not approved will remain in effect and the Board will take such action as it deems in the best interest of the Fund and its stockholders, which may include proposing that stockholders approve an agreement or agreements in lieu of the New Advisory Agreement or Agreements not approved. In the event the Merger is not consummated, the Manager would continue to serve as investment manager of the Fund, and the Pakistan Adviser would continue to serve as sub-adviser of the Fund, each pursuant to the terms of the applicable Current Advisory Agreement.

STOCKHOLDER APPROVAL

      To become effective, each of the New Advisory Agreements must be approved by a vote of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" is defined under the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. Each of the New Advisory Agreements were unanimously approved by the Board after consideration of all factors which they determined to be relevant to their deliberations, including those discussed above. The Board also unanimously determined to submit each of the New Advisory Agreements for consideration by the stockholders of the Fund.

      THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE NEW ADVISORY AGREEMENTS.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      To the knowledge of the Fund's management, the following persons owned beneficially more than 5% of the Fund's outstanding shares at February 28, 1997:

       NAME AND ADDRESS OF                           AMOUNT AND NATURE OF
        BENEFICIAL OWNER                             BENEFICIAL OWNERSHIP                    PERCENT OF CLASS
-----------------------------                    -----------------------------------------   ----------------
Morgan Stanley Group Inc.                        29,571 shares, with  shared  voting  power         5.0%
1585 Broadway                                    and   shared  dispositive  power;  555,539
New York, New York 10036                         shares,  with  no  voting power and shared
                                                 dispositive power(1)

Hermes Investment Management Limited*            742,600   shares   with  sole  voting  and         6.4%
Standon House                                    dispositive power (2)
21 Massell Street
London, E1 8 AA,
United Kingdom
--------------------
*  Hermes  Investment  Management  Limited  is  a  wholly  owned subsidiary of Hermes Pensions Management Limited, and therefore, Hermes Pensions Management Limited is deemed to beneficially own the shares reported above.
(1) Based on a Schedule 13G filed with the Commission on February 7, 1997.
(2) Based on a Schedule 13D filed with the Commission on June 20, 1996.


                                 OTHER MATTERS

      No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.


                 STOCKHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

      A stockholders' proposal intended to be presented at the Fund's Annual Meeting of Stockholders in 1998 must be received by the Fund on or before November 27, 1997, in order to be included in the Fund's proxy statement and form of proxy relating to that meeting.

                                    VALERIE Y. LEWIS
                                    SECRETARY

Dated: March [  ], 1997

      STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                       15
PAGE

                                                                 ANNEX A

                            INVESTMENT ADVISORY AND
                             MANAGEMENT AGREEMENT


            AGREEMENT, dated as of March 13, 1997, between THE PAKISTAN INVESTMENT FUND, INC., a Maryland corporation (the "Fund"), and MORGAN STANLEY ASSET MANAGEMENT INC., a Delaware corporation (the "Investment Manager").

            WHEREAS, the Fund is a closed-end, non-diversified management investment company registered under the U.S. Investment Company Act of 1940, as amended (the "1940 Act"), shares of common stock of which are registered under the Securities Act of 1933, as amended; and

            WHEREAS, the Fund's investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities of Pakistani issuers (as defined in the Prospectus dated December 16, 1993 (the "Prospectus") contained in the Fund's Registration Statement on Form N-2 (File Nos. 33-47270 and 811-6636) (the "Registration Statement")); and

            WHEREAS, the Fund desires to retain the Investment Manager to render investment management services with respect to its assets and the Investment Manager is willing to render such services.

            NOW, THEREFORE, in consideration of the mutual covenants hereafter contained, it is hereby agreed by and between the parties hereto as follows:


            1.    APPOINTMENT OF INVESTMENT MANAGER.

            (a) The Fund hereby employs the Investment Manager for the period and on the terms and conditions set forth herein, subject at all times to the supervision of the Board of Directors of the Fund, to:

                      (i) Make all investment decisions for the assets of the Fund and manage the investment and reinvestment of those assets in accordance with the investment objective and policies of the Fund, as set forth in the Fund's Prospectus, and subject always to the restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or restated from time to time, the provisions of the 1940 Act and the Fund's investment objective and policies and investment restrictions, as the same are set forth in the Fund's Prospectus. Should the Board of Directors of the Fund at any time make any definite determination as to investment policy and notify the Investment Manager thereof, the Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Fund and to place all orders for the purchase or sale of portfolio securities for the Fund with brokers or dealers selected by it and, in connection therewith, the Investment Manager is authorized as agent of the Fund to give instructions to the custodians from time to time of the Fund's assets as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Investment Manager is directed at all times to seek to obtain for the Fund the most favorable net results as determined by the Board of Directors of the Fund. Subject to this requirement and the provisions of the 1940 Act, the U.S. Securities Exchange Act of 1934, as amended, and any other applicable provisions of law, nothing shall prohibit the Investment Manager from selecting brokers or dealers with which it or the Fund is affiliated or which provide the Investment Manager with investment research services as described in the Fund's Prospectus;

                     (ii) Prepare and make available to the Fund research and statistical data in connection therewith; and

                    (iii) Maintain or cause to be maintained for the Fund all books and records required under the 1940 Act, to the extent that such books and records are not maintained or furnished by administrators, custodians or other agents of the Fund.

            (b) The Investment Manager accepts such employment and agrees during the term of this Agreement to render such services, to permit any of its directors, officers or employees to serve without compensation as directors or officers of the Fund if elected to such positions, and to assume the obligations set forth herein for the compensation herein provided. The Investment Manager shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.


            2. COMPENSATION. For the services and facilities described in Section 1, the Fund agrees to pay in United States dollars to the Investment Manager, a fee, computed weekly and payable monthly, at an annual rate of 1.00% of the Fund's average weekly net assets. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that this Agreement is in effect during such month and year, respectively.


            3. INVESTMENT IN FUND STOCK. The Investment Manager agrees that it will not make a short sale of any capital stock of the Fund, or purchase any share of the capital stock of the Fund other than for investment.


            4.    NON-EXCLUSIVITY  OF SERVICES.  Nothing herein shall be
construed as prohibiting the Investment Manager from providing investment advisory services to, or entering into investment advisory agreements with, any other clients (including other registered investment companies), including clients which may invest in Pakistani equity securities, so long as the Investment Manager's services to the Fund are not impaired thereby.


            5.    STANDARD OF CARE; INDEMNIFICATION.

            (a)   The  Investment   Manager   may  rely  on  information
reasonably believed by it to be accurate and reliable. Neither the Investment Manager nor its officers, directors, employees, agents or controlling persons (as defined in the 1940 Act) shall be subject to any liability for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund, in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or by reason of reckless disregard on the part of the Investment Manager of its obligations and duties under this Agreement. Any person, even though also employed by the Investment Manager, who may be or become an employee of the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as an employee or agent of the Investment Manager.

            (b) The Fund agrees to indemnify and hold harmless the Investment Manager, its officers, directors, employees, agents, shareholders, controlling persons or other affiliates (each an "Indemnified Party"), for any losses, costs and expenses incurred or suffered by any Indemnified Party arising from any action, proceeding or claims which may be brought against such Indemnified Party in connection with the performance or non-performance in good faith of its functions under this Agreement, except losses, costs and expenses resulting from willful misfeasance, bad faith or gross negligence in the performance of such Indemnified Party's duties or from reckless disregard on the part of such Indemnified Party of such Indemnified Party's obligations and duties under this Agreement.

            6.    ALLOCATION OF CHARGES AND EXPENSES.

            (a) The Investment Manager shall assume and pay for maintaining its staff and personnel, and shall, at its own expense, provide the equipment, office space and facilities necessary to perform its obligations hereunder. The Investment Manager shall pay the salaries and expenses of such of the Fund's officers and employees and any fees and expenses of such of the Fund's directors who are directors, officers or employees of the Investment Manager or any of its affiliates, PROVIDED, HOWEVER, that the Fund, and not the Investment Manager, shall bear travel expenses or an appropriate fraction thereof of directors and officers of the Fund who are directors, officers or employees of the Investment Manager to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Fund or any committees thereof.

            (b) In addition to the fee of the Investment Manager, the Fund shall assume and pay the following expenses: organization expenses (but not the overhead or employee costs of the Investment Manager); legal fees and expenses of counsel to the Fund; auditing and accounting expenses; taxes and governmental fees; New York Stock Exchange listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund's custodians, sub-custodians, investment advisers, transfer agents and registrars; fees and expenses with respect to administration, except as may be herein expressly provided otherwise; expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to stockholders; expenses of the dividend reinvestment and cash purchase plan; costs of stationery; any litigation expenses; and costs of stockholders' and other meetings.


            7.    POTENTIAL CONFLICTS OF INTEREST.

            (a) Subject to applicable statutes and regulations, it is understood that directors, officers or agents of the Fund are or may be interested in the Investment Manager or its affiliates as directors, officers, employees, agents, shareholders or otherwise, and that the directors, officers, employees, agents or shareholders of the Investment Manager or its affiliates may be interested in the Fund as directors, officers, agents or otherwise.

            (b) If the Investment Manager considers the purchase or sale of securities for the Fund and other advisory clients of the Investment Manager at or about the same time, transactions in such securities will be made for the Fund and such other clients in a manner equitable to the Fund and such other clients or, insofar as feasible, in accordance with guidelines which may be adopted by the Board of Directors of the Fund.


            8.    DURATION AND TERMINATION.

            (a) This Agreement shall be effective for a period of two years commencing on the later of (i) the date that the requisite stockholder approval as required under Section 15 of the 1940 Act has been obtained or (ii) the date that the Agreement and Plan of Merger, dated February 4, 1997, between Dean Witter, Discover & Co. and Morgan Stanley Group Inc. is consummated. Thereafter, this Agreement will continue in effect from year to year, provided that such continuance is specifically approved at least annually by (A) a vote of a majority of the members of the Fund's Board of Directors who are neither parties to this Agreement nor interested persons of the Fund or of the Investment Manager or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with the Investment Manager, cast in person at a meeting called for the purpose of voting on such approval, and (B) a vote of a majority of either the Fund's Board of Directors or the Fund's outstanding voting securities.

            (b) This Agreement may nevertheless be terminated at any time without payment of penalty by the Fund or by the Investment Manager upon 60 days' written notice. This Agreement shall automatically be terminated in the event of its assignment, PROVIDED, HOWEVER, that a transaction which does not, in accordance with the 1940 Act, result in a change of actual control or management of the Investment Manager's business shall not be deemed to be an assignment for the purposes of this Agreement.

            (c) Termination of this Agreement shall not (i) affect the right of the Investment Manager to receive payments of any unpaid balance of the compensation described in Section 2 earned prior to such termination, or (ii) extinguish the Investment Manager's right of indemnification under Section 5.

            As used herein, the terms "interested person," "assignment," and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act.


            9. AMENDMENT. This Agreement may be amended by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund, and (ii) a majority of the members of the Fund's Board of Directors who are not interested persons of the Fund or of the Investment Manager, cast in person at a meeting called for the purpose of voting on such approval.


            10. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York, PROVIDED, HOWEVER, that nothing herein shall be construed as being inconsistent with the 1940 Act.


            11.   NOTICES.   Any communication  hereunder  shall  be  in
writing and shall be delivered in person or by telex or facsimile (followed by mailing such communication, air mail postage prepaid, on the date on which such telex or facsimile is sent, to the address set forth below). Any communication or document to be made or delivered by one person to another pursuant to this Agreement shall be made or delivered to that other person at the following relevant address (unless that other person has by fifteen (15) days' notice to the other specified another address):

            If to the Investment Manager:

                  Morgan Stanley Asset Management Inc.
                  1221 Avenue of the Americas
                  New York, New York  10020
                  Attention: General Counsel
                  Telephone No.: (212) 762-7188
                  Facsimile No.: (212) 762-7377


            If to the Fund:

                  The Pakistan Investment Fund, Inc.
                  1221 Avenue of the Americas
                  New York, New York  10020
                  Attention:  President
                  Telephone No.: (212) 296-7100
                  Facsimile No.: (212) 762-7326


Communications or documents made or delivered by personal delivery shall be deemed to have been received on the day of such delivery. Communications or documents made or delivered by telex or facsimile shall be deemed to have been received, if by telex, when acknowledged by the addressee's correct answer back code and, if by facsimile, upon production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient; provided that a hard copy of the communication or document so made or delivered by telex or facsimile was posted the same day as the communication or document was made or delivered by electronic means.


            12.   JURISDICTION.   Each  party  hereto irrevocably agrees
that any suit, action or proceeding against either of the Investment Manager or the Fund arising out of or relating to this Agreement shall be subject exclusively to the jurisdiction of the United States District Court for the Southern District of New York or the Supreme Court of the State of New York, New York County, and each party hereto irrevocably submits to the jurisdiction of each such court in connection with any such suit, action or proceeding. Each party hereto waives any objection to the laying of venue of any such suit, action or proceeding in either such court, and waives any claim that such suit, action or proceeding has been brought in an inconvenient forum. Each party hereto irrevocably consents to service of process in connection with any such suit, action or proceeding by mailing a copy thereof in English by registered or certified mail, postage prepaid, to their respective addresses as set forth in this Agreement.


            13. REPRESENTATION AND WARRANTY OF THE INVESTMENT MANAGER. The Investment Manager represents and warrants that it is duly registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended, and that it will use its reasonable efforts to maintain effective its registration during the term of this Agreement.


            14.   COUNTERPARTS.   This  Agreement may be executed in two
or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


            15. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.


            IN  WITNESS  WHEREOF,  the  parties   have   executed   this
Investment Advisory and Management Agreement by their officers thereunto duly authorized as of the day and year first written above.


                                    THE PAKISTAN INVESTMENT FUND, INC.



                                    By:/S/ WARREN J. OLSEN
                                       --------------------------------
                                    Name: Warren J. Olsen
                                    Title: President



                                    MORGAN STANLEY ASSET MANAGEMENT
                                    INC.



                                    By: /S/ WARREN J. OLSEN

                                       --------------------------------
                                    Name: Warren J. Olsen
                                    Title: Principal


                                       5
PAGE

                         INVESTMENT ADVISORY AGREEMENT


            AGREEMENT, dated as of March 13, 1997, by and among THE PAKISTAN INVESTMENT FUND, INC., a Maryland corporation (the "Fund"), MORGAN STANLEY ASSET MANAGEMENT INC., a Delaware corporation (the "Manager"), and INTERNATIONAL ASSET MANAGEMENT COMPANY LIMITED, a corporation organized under the laws of Pakistan (the "Adviser").

            WHEREAS, the Fund is a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), shares of common stock of which are registered under the Securities Act of 1933, as amended; and

            WHEREAS, the Fund's investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities of Pakistani issuers (as defined in the Prospectus dated December 16, 1993 (the "Prospectus") contained in the Fund's Registration Statement on Form N-2 (File Nos. 33-47270 and 811-6636) (the "Registration Statement")); and

            WHEREAS, the Fund has retained the Manager, to provide certain investment advisory and management services to the Fund; and

            WHEREAS, the Fund desires to retain the Adviser to render investment advisory and research services to the Manager with respect to the Fund, and the Adviser is willing to render such services.

            NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained, it is hereby agreed by and among the parties hereto as follows:

            1.    APPOINTMENT OF ADVISER:

                  (a) The Fund hereby employs the Adviser for the period and on the terms and conditions set forth herein, subject at all times to the supervision of the Board of Directors of the Fund, to:

                        (i) Furnish the Fund and the Manager with factual information, research reports and investment recommendations regarding investments in Pakistan, including reports (written and oral), analyses, statistical information and advice concerning market trends, specific industries, companies and securities to be purchased or sold by the Fund;

                        (ii) Assist the Fund in identifying regulatory and other governmental requirements applicable to the Fund in connection with the Fund's investment activities in Pakistan;

                        (iii)    Assist   the  Fund  in  monitoring  the
      execution of transactions and the settlement and clearance of the Fund's securities transactions;

                        (iv) Provide the Fund and the Manager with information regarding Pakistani corporate actions, repatriation and currency restrictions and such other matters as may be requested by the Fund or the Manager from time to time; and

                        (v)   Arrange,  if  desired  by  the  Fund,  for
      officers and employees of the Adviser to serve, without compensation from the Fund, as directors, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

                  (b) The Adviser accepts such employment and agrees during the term of this Agreement to render such services and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

            2. COMPENSATION. For the services described in Section 1 hereof, the Fund agrees to pay in Pakistani Rupees to the Adviser, a fee, computed weekly and payable monthly, at an annual rate of .30% of the Fund's average weekly net assets.

            3. INVESTMENT IN FUND STOCK. The Adviser agrees that it will not make a short sale of any capital stock of the Fund or purchase any capital stock of the Fund other than for investment.

            4. NON-EXCLUSIVITY OF SERVICES. Nothing herein shall be construed as prohibiting the Adviser from providing investment advisory services to, or entering into investment advisory agreements with, other clients (including other registered investment companies), including clients which may invest in Pakistani equity securities, so long as the Advisers's services to the Fund and the Manager are not impaired thereby.

            5.    STANDARD OF CARE; INDEMNIFICATION.

                  (a) The Adviser may rely on information reasonably believed by it to be accurate and reliable. Neither the Adviser nor its officers, directors, employees, agents or controlling persons (as defined in the 1940 Act) shall be subject to any liability for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund, in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or by reason of reckless disregard on the part of the Adviser of its obligations and duties under this Agreement. Any person, even though also employed by the Adviser, who may be or become an employee of the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as an employee or agent of the Adviser.

                  (b) The Fund agrees to indemnify and hold harmless the Adviser, its officers, directors, employees, agents, shareholders, controlling persons or other affiliates (each an "Indemnified Party"), for any losses, costs and expenses incurred or suffered by any Indemnified Party arising from any action, proceeding or claims which may be brought against such Indemnified Party in connection with the performance or non-performance in good faith of its functions under this Agreement, except losses, costs and expenses resulting from willful misfeasance, bad faith or gross negligence in the performance of such Indemnified Party's duties or from reckless disregard on the part of such Indemnified Party of such Indemnified Party's obligations and duties under this Agreement.

            6.    ALLOCATION OF CHARGES AND EXPENSES.

                  (a) The Adviser shall assume and pay for maintaining its staff and personnel, and shall, at its own expense, provide the equipment, office space and facilities necessary to perform its obligations hereunder. The Adviser shall pay the salaries and expenses of such of the Fund's officers and employees and any fees and expenses of such of the Fund's directors who are directors, officers or employees of the Adviser or any of its affiliates, PROVIDED, HOWEVER, that the Fund, and not the Adviser, shall bear travel expenses or an appropriate fraction thereof of directors and officers of the Fund who are directors, officers or employees of the Adviser to the extent such expenses relate to attendance at meetings of the Fund's Board of Directors or any committee thereof.

                  (b)   In addition to  the fee of the Adviser, the Fund
shall assume and pay the following expenses: organization expenses (but not the overhead or employee costs of the Adviser); legal fees and expenses of counsel to the Fund; auditing and accounting expenses; taxes and governmental fees; New York Stock Exchange listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund's custodians, subcustodians, investment manager and advisers, transfer agents and registrars; fees and expenses with respect to administration; expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to stockholders; expenses of the dividend reinvestment and cash purchase plan; costs of stationery; any litigation expenses; and costs stockholders' and other meetings.

            7. POTENTIAL CONFLICTS OF INTEREST. Subject to applicable statutes and regulations, it is understood that directors, officers or agents of the Fund are or may be interested in the Adviser as directors, officers, employees, agents, shareholders or otherwise, and that the directors, officers, employees, agents or shareholders of the Adviser may be interested in the Fund as a director, officer, agent or otherwise.

            8.    DURATION AND TERMINATION.

                  (a) This Agreement shall be effective for a period of two years commencing on the later of (i) the date that the requisite stockholder approval as required under Section 15 of the 1940 Act has been obtained or (ii) the date that the Agreement and Plan of Merger, dated February 4, 1997, between Dean Witter, Discover & Co. and Morgan Stanley Group Inc. is consummated. Thereafter, this Agreement will continue in effect from year to year, provided that such continuance is specifically approved at least annually by (A) a vote of a majority of the members of the Fund's Board of Directors who are neither parties to this Agreement nor interested persons of the Fund or of the Investment Manager or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with the Investment Manager, cast in person at a meeting called for the purpose of voting on such approval, and (B) a vote of a majority of either the Fund's Board of Directors or the Fund's outstanding voting securities.

                  (b) This Agreement may nevertheless be terminated at any time without payment of penalty by the Fund or by the Adviser upon 60 days' written notice. This Agreement shall automatically be terminated in the event of its assignment, PROVIDED, HOWEVER, that a transaction which does not, in accordance with the 1940 Act, result in a change of actual control or management of the Adviser's business shall not be deemed to be an assignment for the purposes of this Agreement.

                  (c) Termination of this Agreement shall not (i) affect the right of the Adviser to receive payments of any unpaid balance of the compensation described in Section 2 earned prior to such termination, or (ii) extinguish the Adviser's right of indemnification under Section 5.

            As used herein, the terms "interested person," "assignment," and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act.


            9. AMENDMENT. This Agreement may be amended by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund, and (ii) a majority of the members of the Fund's Board of Directors who are not interested persons of the Fund or of the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

            10. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York; PROVIDED, HOWEVER, that nothing herein shall be construed as being inconsistent with the 1940 Act.

            11. NOTICES. Any communication hereunder shall be in writing and shall be delivered in person or by telex or facsimile (followed by mailing such communication, air mail postage prepaid, on the day on which such telex or facsimile is sent to the addresses set forth below). Any communication or document to be made or delivered by one person to another pursuant to this Agreement shall be made or delivered to that person at the following relevant address (unless that other person has by fifteen (15) days' notice to the other specified another address):

      If to the Fund:

            The Pakistan Investment Fund, Inc.
            1221 Avenue of the Americas
            New York, New York 10020
            Attention:  President
            Telephone No.: (212) 762-7188
            Facsimile No.: (212) 762-7377

      If to the Manager:

            Morgan Stanley Asset Management Inc.
            1221 Avenue of the Americas
            New York, New York  10020
            Attention:  General Counsel
            Telephone No.: (212) 296-7100
            Facsimile No. (212) 762-7326

      If to the Adviser:

            International Asset Management
              Company Limited
            Nacon House
            5th Floor
            Maulana Deen Mohammad Wafi Road
            Karachi, Pakistan
            Attention:  General Counsel
            Telephone No.: 92-21-568-7271
            Facsimile No.: 92-21-568-9625


Communications or documents made or delivered by personal delivery shall be deemed to have been received on the day of such delivery.
Communications or documents made or delivered by telex or facsimile shall be deemed to have been received, if by telex, when acknowledged by the addressee's correct answer back code and, if by facsimile, upon production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient; provided that a hard copy of the communication or document so made or delivered by telex or facsimile was posted the same day as the communication or document was made or delivered by electronic means.

            12.   JURISDICTION.   Each  party  hereto irrevocably agrees
that any suit, action or proceeding against either of the Adviser or the Fund arising out of or relating to this Agreement shall be subject exclusively to the jurisdiction of the United States District Court for the Southern District of New York or the Supreme Court of the State of New York, New York County, and each party hereto irrevocably submits to the jurisdiction of each such court in connection with any such suit, action or proceeding. Each party hereto waives any objection to the laying of venue of any such suit, action or proceeding in either such court, and waives any claim that such suit, action or proceeding has been brought in an inconvenient forum. Each party hereto irrevocably consents to service of process in connection with any such suit, action or proceeding by mailing a copy thereof in English by registered or certified mail, postage prepaid, to their respective addresses as set forth in this Agreement.

            13. REPRESENTATION AND WARRANTY OF THE ADVISER. The Adviser represents and warrants that it is duly registered and authorized as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended, and that it will use all reasonable efforts to maintain effective its registration and authorization until the termination of this Agreement.

            14. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            15. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.


            IN   WITNESS   WHEREOF,  the  parties  have  executed   this
Investment  Advisory  Agreement   by   their   officers  thereunto  duly
authorized as of the day and year first above written.



                                    THE PAKISTAN INVESTMENT FUND, INC.



                                    By:/S/ WARREN J. OLSEN
                                       -------------------------------
                                    Name: Warren J. Olsen
                                    Title: President



                                    MORGAN STANLEY ASSET MANAGEMENT INC.



                                    By:/S/ WARREN J. OLSEN
                                       ---------------------------------
                                    Name: Warren J. Olsen
                                    Title: Principal




                                    INTERNATIONAL ASSET MANAGEMENT
                                      COMPANY LIMITED



                                    By:/S/ MARIANNE L. HAY
                                       ---------------------------------
                                    Name: Marianne L. Hay
                                    Title: Chief Executice Officer

                                                                       ANNEX B


      The following table indicates the size of each U.S. investment company advised or sub-advised by the Manager, the amount of advisory fees or sub-advisory fees paid to the Manager for the last fiscal year of such investment company, the amount of other material fees paid to the Manager for such fiscal year and the advisory fee rate. Average net assets are calculated on a daily basis for open-end funds and on a weekly basis for closed-end funds.


         INVESTMENT COMPANY            Net Assets as of     Aggregate amount of     Amount of Other       Asset Management Fee as
                                       FEBRUARY 28, 1997        Advisory /       Material Payments to             Percent
                                                                Subadvisory         the Manager for        of Average Net Assets
                                                                Fee for Last     THE LAST FISCAL YEAR     (ANNUAL RATE OF MSAM'S
                                                                FISCAL YEAR                                    COMPENSATION)
Morgan Stanley Institutional Fund,
Inc. (1)
-Active Country Allocation Portfolio     $  187,031,777          $  1,168,571             $0           0.65% of average daily net
                                                                                                       assets
-Aggressive Equity Portfolio                121,791,751               400,006              0           0.80% of average daily net
                                                                                                       assets
-Asian Equity Portfolio                     365,212,440             3,378,056              0           0.80% of average daily net
                                                                                                       assets
-Balanced Portfolio                           7,573,877                74,832              0           0.50% of average daily net
                                                                                                       assets
-China Growth Portfolio (2)                           0                     0              0           1.00% of average daily net
                                                                                                       assets
-Emerging Growth Portfolio                   82,677,378             1,024,956              0           1.00% of average daily net
                                                                                                       assets
-Emerging Markets Debt Portfolio            162,883,938             1,887,155              0           1.00% of average daily net
                                                                                                       assets
-Emerging Markets Portfolio               1,557,680,866            15,367,651              0           1.25% of average daily net
                                                                                                       assets
-Equity Growth Portfolio                    467,132,622             1,192,888              0           0.60% of average daily net
                                                                                                       assets
-European Equity Portfolio                  215,681,709             1,034,869              0           1.00% of average daily net
                                                                                                       assets
-Fixed Income Portfolio                     122,195,042               559,304              0           0.35% of average daily net
                                                                                                       assets
-Global Equity Portfolio                     87,115,900               630,346              0           0.80% of average daily net
                                                                                                       assets
-Global Fixed Income Portfolio              116,017,909               437,198              0           0.40% of average daily net
                                                                                                       assets
-Gold Portfolio(3)                           38,303,227               274,000              0           1.00% of average daily net
                                                                                                       assets
-Growth and Income Fund (2)                           0                     0              0           0.75% of average daily net
                                                                                                       assets
-High Yield Portfolio                       123,820,445               438,512              0           0.50% of average daily net
                                                                                                       assets
-International Equity Portfolio           2,412,774,091            15,860,657              0           0.80% of average daily net
                                                                                                       assets
-International Magnum Portfolio             124,710,803               381,756              0           0.80% of average daily net
                                                                                                       assets
-International Small Cap Portfolio          239,291,131             2,092,097              0           0.95% of average daily net
                                                                                                       assets
-Japanese Equity Portfolio                  156,667,861             1,642,268              0           0.80% of average daily net
                                                                                                       assets
-Latin American Portfolio                    55,950,497               287,055              0           1.10% of average daily net
                                                                                                       assets
-Money Market Portfolio                   1,278,773,524             3,343,176              0           0.30% of average daily net
                                                                                                       assets
-Mortgaged-Backed Securities                          0                     0              0           0.30% of average daily net
Portfolio (2)                                                                                          assets
-Municipal Bond Portfolio                    43,819,386               134,963              0           0.30% of average daily net
                                                                                                       assets
-Municipal Money Market Portfolio           721,197,094             1,932,187              0           0.30% of average daily net
                                                                                                       assets
-Small Cap Value Equity Portfolio            29,921,023               345,122              0           0.85% of average daily net
                                                                                                       assets
-Technology Portfolio(4)                      5,504,680                12,699              0           1.00% of average daily net
                                                                                                       assets
-U.S. Real Estate Portfolio                 246,501,294             1,017,980              0           0.80% of average daily net
                                                                                                       assets
-Value Equity Portfolio                     109,811,808               655,516              0           0.50% of average daily net
                                                                                                       assets
Morgan Stanley Fund, Inc. (5)
-American Value Fund                         54,190,478               363,998              0           0.85% of average daily net
                                                                                                       assets
-Aggressive Equity Fund                      30,105,256                31,323              0           0.90% of average daily net
                                                                                                       assets
-Asian Growth Fund                          394,810,098             3,762,252              0           1.00% of average daily net
                                                                                                       assets
-Emerging Markets Fund                      174,767,303             1,081,943              0           1.25% of average daily net
                                                                                                       assets
-Global Equity Allocation Fund              161,349,524             1,047,751              0           1.00% of average daily net
                                                                                                       assets
-Global Fixed Income Fund                     9,525,078               121,568              0           0.75% of average daily net
                                                                                                       assets
-Government Obligations Money Market        122,965,353                     0              0           0.45% of the first $250
(6)                                                                                                    million
                                                                                                       0.40% of the next $250
                                                                                                       million
                                                                                                       0.35% of the excess over
                                                                                                       $500 million
-High Yield Fund                             16,444,430                12,710              0           0.75% of average daily net
                                                                                                       assets
-Japanese Equity Fund (2)                             0                     0              0           1.00% of average daily net
                                                                                                       assets
-International Magnum Fund                   24,529,959                     0              0           1.00% of average daily net
                                                                                                       assets
-Latin America Fund                          53,413,053               218,502              0           1.25% of average daily net
                                                                                                       assets
-Money Market Fund (6)                      153,358,157                     0              0           0.45% of the first $250
                                                                                                       million
                                                                                                       0.40% of the next $250
                                                                                                       million
                                                                                                       0.35% of the excess over
                                                                                                       $500 million
-U.S. Real Estate Fund                       21,362,116                 8,641              0           1.00% of average daily net
                                                                                                       asset
-Worldwide High Income Fund                 164,403,651               527,214              0           0.75% of average daily net
                                                                                                       assets
Morgan Stanley Universal Funds, Inc.
-Asian Equity (7)                                     0                     0              0           0.80% of the first $500
                                                                                                       million
                                                                                                       0.75% of the next $500
                                                                                                       million
                                                                                                       0.70% of the excess over $1
                                                                                                       billion
-Balanced (2)                                         0                     0              0           0.50% of the first $500
                                                                                                       million
                                                                                                       0.45% of the next $500
                                                                                                       million
                                                                                                       0.40% of the excess over $1
                                                                                                       billion
-Core Equity (2)                                      0                     0              0           0.55% of the first $500
                                                                                                       million
                                                                                                       0.50% of the next $500
                                                                                                       million
                                                                                                       0.45% of the excess over $1
                                                                                                       billion
-Emerging Markets Debt (2)                            0                     0              0           0.75% of the first $500
                                                                                                       million
                                                                                                       0.70% of the next $500
                                                                                                       million
                                                                                                       0.65% of the excess over $1
                                                                                                       billion
-Emerging Markets Equity                     15,607,752                32,000              0           1.25% of the first $500
                                                                                                       million
                                                                                                       1.20% of the next $500
                                                                                                       million
                                                                                                       1.15% of the excess over $1
                                                                                                       billion
-Fixed Income (8)                             8,126,150                     0              0           0.40% of the first $500
                                                                                                       million
                                                                                                       0.35% of the next $500
                                                                                                       million
                                                                                                       0.30% of the excess over $1
                                                                                                       billion
-Global Equity (8)                            5,225,659                     0              0           0.80% of the first $500
                                                                                                       million
                                                                                                       0.75% of the next $500
                                                                                                       million
                                                                                                       0.70% of the excess over $1
                                                                                                       billion
-Growth (8)                                   2,843,221                     0              0           0.55% of the first $500
                                                                                                       million
                                                                                                       0.50% of the next $500
                                                                                                       million
                                                                                                       0.45% of the excess over $1
                                                                                                       billion
-High Yield (8)                               8,228,296                     0              0           0.50% of the first $500
                                                                                                       million
                                                                                                       0.45% of the next $500
                                                                                                       million
                                                                                                       0.40% of the excess over $1
                                                                                                       billion
-International Fixed Income (2)                       0                     0              0           0.50% of the first $500
                                                                                                       million
                                                                                                       0.45% of the next $500
                                                                                                       million
                                                                                                       0.40% of the excess over $1
                                                                                                       billion
-International Magnum (8)                    10,283,605                     0              0           0.80% of the first $500
                                                                                                       million
                                                                                                       0.75% of the next $500
                                                                                                       million
                                                                                                       0.70% of the excess over $1
                                                                                                       billion
-Mid-Cap Growth (2)                                   0                     0              0           0.75% of the first $500
                                                                                                       million
                                                                                                       0.70% of the next $500
                                                                                                       million
                                                                                                       0.65% of the excess over $1
                                                                                                       billion
-Mid-Cap Value (8)                            3,126,150                     0              0           0.75% of the first $500
                                                                                                       million
                                                                                                       0.70% of the next $500
                                                                                                       million
                                                                                                       0.65% of the excess over $1
                                                                                                       billion
-Money Market (2)                                     0                     0              0           0.30% of the first $500
                                                                                                       million
                                                                                                       0.25% of the next $500
                                                                                                       million
                                                                                                       0.20% of the excess over $1
                                                                                                       billion
-Multi-Asset Class (2)                                0                     0              0           0.65% of the first $500
                                                                                                       million
                                                                                                       0.60% of the next $500
                                                                                                       million
                                                                                                       0.55% of the excess over $1
                                                                                                       billion
-U.S. Real Estate (7)                                 0                     0              0           0.80% of the first $500
                                                                                                       million
                                                                                                       0.75% of the next $500
                                                                                                       million
                                                                                                       0.70% of the excess over $1
                                                                                                       billion
-Value (8)                                    3,167,098                     0              0           0.55% of the first $500
                                                                                                       million
                                                                                                       0.50% of the next $500
                                                                                                       million
                                                                                                       0.45% of the excess over $1
                                                                                                       billion
The Brazilian Investment Fund, Inc.          58,816,028               425,000              0           0.90% of the first 50
                                                                                                       million
                                                                                                       0.70% of the next 50 million
                                                                                                       0.50% of the excess over 100
                                                                                                       million
The Latin American Discovery Fund,          204,346,643             1,899,000              0           1.15% of average weekly net
Inc.                                                                                                   assets
The Malaysia Fund, Inc.                     192,501,967             1,330,000              0           0.90% of the first 50
                                                                                                       million
                                                                                                       0.70% of the next 50 million
                                                                                                       0.50% of the excess over 100
                                                                                                       million
Morgan Stanley Africa Investment            310,803,693             3,106,000              0           1.20% of average weekly net
Fund,Inc.                                                                                              assets
Morgan Stanley Asia-Pacific Fund,           854,649,586             8,796,000              0           1.00% of average weekly net
Inc..                                                                                                  assets
Morgan Stanley Emerging Markets Debt        321,966,172             3,125,000              0           1.00% of average weekly net
Fund, Inc.                                                                                             assets
Morgan Stanley Emerging Markets             407,981,941             4,713,000              0           1.25% of average weekly net
Fund, Inc.                                                                                             assets
Morgan Stanley Global Opportunity            65,384,292               585,000              0           1.00% of average weekly net
Bond Fund, Inc.                                                                                        assets
Morgan Stanley High Yield Fund, Inc.        129,972,796               842,000              0           0.70% of average weekly net
                                                                                                       assets
Morgan Stanley India Investment             341,625,451             3,812,000              0           1.10% of average weekly net
Fund, Inc.                                                                                             assets
Morgan Stanley Russia & New Europe          142,333,723               400,000              0           1.60% of average weekly net
Fund, Inc.                                                                                             assets
The Pakistan Investment Fund, Inc.           67,931,758               743,000              0           1.00% of average weekly net
                                                                                                       assets
The Thai Fund, Inc.                         183,531,329             1,812,000              0           0.90% of the first 50
                                                                                                       million
                                                                                                       0.70% of the next 50 million
                                                                                                       0.50% of the excess over 100
                                                                                                       million
The Turkish Investment Fund, Inc.            51,846,955               359,000              0           0.95% of the first 50
                                                                                                       million
                                                                                                       0.75% of the next 50 million
                                                                                                       0.55% of the excess over 100
                                                                                                       million

(1) Includes Class A and Class B shares.
(2) Currently Inactive.
(3) Management fee includes a 0.40% sub-advisory fee payable by the Manager.
(4) Commenced operations March 16, 1996.
(5) Includes Class A, Class B and Class C shares.  Fiscal year end June 30, 1996.
(6) Formerly, a portfolio of PCS Cash Fund, which was merged with and into Morgan Stanley Fund, Inc. on September 27, 1996.
(7) Commenced operations March 3, 1997.
(8) Commenced operations January 2, 1997.